EXHIBIT 10.40

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement is made as of this 3rd day of November, 2003, by and between Cape Cod Bank and Trust Company, NA (“Lender”), a National Association, with offices at 2 Barlows Landing Road, Pocasset, Massachusetts 02559 and Benthos, Inc. (“Borrower”), a Massachusetts corporation with its principal place at 49 Edgerton Drive, North Falmouth, Massachusetts 02556.

RECITALS:

A. Borrower and Lender entered into a certain Credit Agreement dated August 18, 1999, as amended by a First Amendment to Credit Agreement and Amendment to Revolving Note and Term Note dated March 23, 2001, as further amended by a Second Amendment to Credit Agreement dated December 12, 2001, and as further amended by a Third Amendment to Credit Agreement dated January 29, 2003 (the “Credit Agreement”) regarding: (i) a Commercial Variable Rate Revolving or Draw Note dated August 18, 1999, as amended by an Amendment dated December 8, 2000, a Second Amendment dated March 23, 2001, a Third Amendment dated July 9, 2001, a Fourth Amendment dated December 12, 2001, and a Fifth Amendment dated January 29, 2003 (the “Revolving Note”), (ii) a Commercial Variable Rate Promissory Note August 18, 1999, as amended by an Amendment dated October 17, 2000, a Second Amendment dated March 23, 2001 and a Third Amendment dated December 12, 2001 (the “Term Note”), and (iii) other instruments and agreements executed in conjunction therewith;

B. Borrower and Lender now desire to further amend the Credit Agreement and to further amend the Term Note as set forth herein and in a separate amendment of even date herewith to said Term Note.

AGREEMENTS:

Now, therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower hereby agree as follows:

1. Capitalized terms used herein shall have the meaning given to them in the Credit Agreement unless separately defined herein.

2. Section 3.04(a) of the Credit Agreement is hereby deleted and replaced with the following paragraph:

“Section 3.04 Amortization of Term Loan:

(a)	The borrower shall make monthly payments of principal and interest on the Term Loan in accordance with the provisions of the Term Note”

3. Except as provided herein, the Credit Agreement, as previously amended, shall remain unchanged. The Credit Agreement as previously amended and as further amended hereby is hereby ratified and confirmed.

Witness:	BENTHOS, INC.

\s\ Pamela J. Falotico	By:	\s\ Ronald L. Marsiglio
	Name:	Ronald L. Marsiglio
	Title:	Chief Executive Officer and President

Witness:	CAPE COD BANK AND TRUST COMPANY, NA

\s\ Stephen Sooy	By:	\s\ Timothy F. Kelleher III
	Name:	Timothy F. Kelleher III
	Title:	Senior Vice President

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